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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form SB-2 (File No. 333-67235) of our report dated November 11, 1998, except for Note 6, for which the date is December 14, 1998, on our audit of the financial statements of Tower Financial Corporation. We also consent to the reference to our firm under the caption "Experts."



                                                /s/ PricewaterhouseCoopers LLP
Fort Wayne, Indiana
December 30, 1998